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                                                                     EXHIBIT 4.1

FACE

Tickets.com, Inc.

TC

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 88633M 10 1

This Certifies that ______________ is the record holder of _____________________

______________________________


FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.000225 PAR VALUE, OF

_______________________________________

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

_____________________________       _____________________________
SECRETARY                           PRESIDENT

COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY

____________________________________________
AUTHORIZED SIGNATURE


BACK

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  -        as tenants in common
         TEN ENT  -        as tenants by the entireties
         JT TEN   -        as joint tenants with right of
                           survivorship and not as tenants
                           in common

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                  UNIF GIFT MIN ACT -       ............ Custodian .............
                                            (Cust)                   (Minor)
                                            under Uniform Gifts to Minors
                                            Act ................................
                                                           (State)
                  UNIF TRF MIN ACT  -       .......... Custodian (until age ...)
                                            (Cust)
                                            ............ under Uniform Transfers
                                            (Minor)
                                            to Minors Act ......................
                                                           (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, __________________________________________________________
hereby sell(s), assign(s) and transfer(s) unto _______________________________
_______________________________

         PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE ______________________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



___________________ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

X
X
NOTICE:


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

______________________________________

______________________________________

By ___________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.